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                            FPA PARAMOUNT FUND, INC.
                       SUPPLEMENT DATED OCTOBER 15, 1999
                     TO PROSPECTUS DATED NOVEMBER 30, 1998

    At the close of the fiscal year on September 30, 1999, the Fund's total net assets were $171,219,988. Approximately 68% of the Fund's assets were represented by six issuers in which more than 5% of the Fund's assets were invested. 30% of the Fund's assets were invested in securities of three gold mining companies, Homestake Mining Company, Newmont Mining Corporation, and Placer Dome Inc. Shares of Polymer Group, Inc., a producer and marketer of non-woven materials and other fabrics, constituted about 23% of the Fund's assets. As discussed in the Prospectus, such relative concentration is likely to increase the volatility of the Fund's net asset value per share and may increase the risk of loss as well as potential for gain. Special considerations involved in significant investments in gold mining companies are described in the prospectus. Polymer Group, Inc. has reported that risk factors involved in investing in its securities include significant leverage from outstanding debt obligations, fluctuations in raw material prices, reliance on major customers, intense competition in the company's markets, importance of continued development of innovative products, dependence on key suppliers, risks of acquisitions and possible failure to integrate acquired businesses, earnings impacted by currency fluctuations because of significant operations in foreign countries, and other matters.